POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Alan B. Arends
                                        ---------------------------------------
                                        Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Jack B. Evans
                                        ---------------------------------------
                                        Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Rockne G. Flowers
                                        ---------------------------------------
                                        Rockne G. Flowers

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Joyce L. Hanes
                                        ---------------------------------------
                                        Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Lee Liu
                                        ---------------------------------------
                                        Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Katharine C. Lyall
                                        ---------------------------------------
                                        Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 28th day of November, 2000.


                                        /s/ Arnold M. Nemirow
                                        ---------------------------------------
                                        Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton E. Neshek

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 28th day of November, 2000.


                                        /s/ Milton E. Neshek
                                        ---------------------------------------
                                        Milton E. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Judith D. Pyle
                                        ---------------------------------------
                                        Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Robert W. Schlutz
                                        ---------------------------------------
                                        Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Wayne H. Stoppelmoor
                                        ---------------------------------------
                                        Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Corporation to the Registration Statement on Form S-8 relating to the securities to be offered and sold pursuant to the Alliant Energy Corporation Deferred Compensation Plan for Directors and the Alliant Energy Key Employee Deferred Compensation Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

              WITNESS my hand this 28th day of November, 2000.


                                        /s/ Anthony R. Weiler
                                        ---------------------------------------
                                        Anthony R. Weiler